UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): August 13, 2007

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1661 Worthington Road, Suite 100, West Palm Beach, Florida	33409

(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (561) 682-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Voluntary Disclosure of Other Events

The secured line of credit of Ocwen Financial Corporation arranged by J.P. Morgan Securities, Inc., together with nine participating banks, has been approved by the parties for renewal and increase to $350 million, effective August 15, 2007.  The credit line is used by Ocwen principally to finance advances made in connection with its mortgage loan servicing operations as well as acquisitions of mortgage servicing rights.

Item 9.01 Financial Statements and Exhibits.

(c)          Exhibits

              The following exhibits are filed as part of this report:

                  99.1   Text of a press release by the Registrant dated August 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION

(Registrant)

By:	/s/ David J. Gunter

David J. Gunter
Senior Vice President and
Chief Financial Officer

Date: August 13, 2007